                                  PROSPECTUS

                                      FOR

                         GROUP VARIABLE UNIVERSAL LIFE
                     INSURANCE POLICIES ("GROUP POLICIES")

                                   ISSUED BY

                METROPOLITAN LIFE INSURANCE COMPANY ("METLIFE")

                                APRIL 30, 2012

This Prospectus provides you with important information about MetLife's Group Variable Universal Life Policies and its Certificates. However, we will also issue a Group Policy to the employer and Certificates to the employees which are separate documents from the prospectus. There may be differences between the description of the Group Policy and the Certificate contained in this prospectus and the Group Policy issued to the employer and the Certificate issued to the employee due to differences in state law. Please consult the Group Policy and the Certificate for the provisions that apply in your state.

The Group Policies are designed to provide:
..  Life insurance coverage for employees (and/or their spouses) of employers who purchase a Group Policy
..  Flexible premium payments, including the option of paying premiums through payroll deduction
..  A death benefit that varies because it includes the employee's cash value in addition to a fixed insurance amount
.. Ownership rights of employees set forth in a certificate ("Certificate") issued in connection with the Group Policy

You allocate net premiums to and may transfer cash value among a fixed interest account ("Fixed Account") and the Metropolitan Life Separate Account UL investment divisions which invest in the following Portfolios:

FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)

Freedom 2010 Portfolio
Freedom 2020 Portfolio
Freedom 2030 Portfolio
Freedom 2040 Portfolio
Freedom 2050 Portfolio

MET INVESTORS SERIES TRUST (CLASS A)

BlackRock Large Cap Core Portfolio
Lord Abbett Bond Debenture Portfolio
Morgan Stanley Mid Cap Growth Portfolio

METROPOLITAN SERIES FUND (CLASS A)

Baillie Gifford International Stock      MFS(R) Value Portfolio
  Portfolio (formerly Artio              MSCI EAFE(R) Index
  International Stock Portfolio)           Portfolio (formerly Morgan Stanley
Barclays Capital Aggregate Bond Index      EAFE(R) Index Portfolio)
  Portfolio                              Oppenheimer Global Equity Portfolio
BlackRock Bond Income Portfolio          Russell 2000(R) Index Portfolio
BlackRock Diversified Portfolio          T. Rowe Price Small Cap Growth
MetLife Stock Index Portfolio              Portfolio

In some cases, the employer may limit which of the above Portfolios are available.

The prospectuses for the Portfolios describe in greater detail an investment in the Portfolios listed above. YOU CAN OBTAIN PROSPECTUSES FOR THE PORTFOLIOS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 685-0124.

Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Group Policy and the Certificate give you more information on the operation of the Fixed Account.

Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. This prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material. We do not guarantee how any of the Portfolios will perform.

                               TABLE OF CONTENTS

                                                                 PAGE
                                                               IN THIS
SUBJECT                                                       PROSPECTUS
-------                                                       ----------
Cover Pages
Contacting Us................................................      3
Summary of Benefits and Risks................................      3
   Certificate Benefits......................................      3
   Risks of a Certificate....................................      4
Fee Tables...................................................      5
   Transaction Fees..........................................      6
   Periodic Charges Other Than Portfolio Operating Expenses..      6
   Periodic Charges Applicable to Any Optional Riders That
     May be Added to Your Certificate........................      7
   Portfolio Operating Expenses..............................      9
MetLife......................................................     10
   The Fixed Account.........................................     11
Separate Account UL..........................................     11
   The Funds.................................................     12
   Certain Payments We Receive with Regard to the Portfolios.     12
   Selection of Portfolios...................................     13
   Management of Portfolios..................................     14
   The Portfolio Share Classes that We Offer.................     15
Issuing a Group Policy and a Certificate.....................     16
Payment and Allocation of Premiums...........................     16
   Paying Premiums...........................................     17
   Maximum and Minimum Premium Payments......................     17
   Allocating Net Premiums...................................     17
Insurance Proceeds...........................................     18
   Death Benefit.............................................     18
   Alternate Death Benefit...................................     19
   Specified Face Amount.....................................     19
   Income Plans..............................................     20
Cash Value, Transfers and Withdrawals........................     20
   Cash Value................................................     20
   Cash Value Transfers......................................     21
   Surrender and Withdrawal Privileges.......................     24
   Benefit at Final Date.....................................     25
Paid-Up Certificate Provision................................     25
Loan Privileges..............................................     25
Optional Benefits Added By Rider.............................     26
Charges and Deductions.......................................     27
   Important Information Applicable to All Certificate
     Charges and Deductions..................................     27
   Charges Deducted from Premiums............................     28
   Charges Included in the Monthly Deduction.................     28
   Charges Against the Separate Account......................     30
   Variations in Charges.....................................     30
   Portfolio Company Charges.................................     31
   Other Charges.............................................     31
Certificate Termination and Reinstatement....................     31
Federal Tax Matters..........................................     32
Rights We Reserve............................................     36
Other Certificate Provisions.................................     37
Sales of Certificates........................................     41
Legal Proceedings............................................     43
Restrictions on Financial Transactions.......................     44
Financial Statements.........................................     44

CONTACTING US

[SIDEBAR: YOU CAN CONTACT US AT OUR ADMINISTRATIVE OFFICE.]

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Administrative Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Certificate loan; changing the specified face amount; taking a partial withdrawal; surrendering the Certificate; making transfer requests (including elections with respect to the systematic investment strategies) or changing your premium allocations. Our Administrative Office is our office at MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. We may name additional or alternate Administrative Offices. If we do, we will notify you in writing.

If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

SUMMARY OF BENEFITS AND RISKS

This summary gives an overview of the Group Policy and Certificates and is qualified by the more detailed information in the balance of this Prospectus, the Group Policy and the Certificates. MetLife issues the Group Policy and Certificates.

CERTIFICATE BENEFITS

PREMIUM PAYMENT FLEXIBILITY. Generally, if elected by your employer, you may pay premiums through payroll deduction. If payroll deduction is not available, you may pay premiums to us on a monthly, quarterly or annual basis. You may, with certain restrictions, make premium payments in any amount and at any frequency.

However, you may also be required to make an unscheduled premium payment so that the Certificate will remain in force. The Certificate will remain in force until its Final Date, as long as the cash surrender value is large enough to cover one monthly deduction, regardless of whether or not premium payments have been made.

CASH VALUE. Your cash value in the Certificate reflects your premium payments, the charges we deduct, interest we credit if you have cash value in our fixed interest account, any investment experience you have in our Separate Account, as well as your loan and withdrawal activity.

TRANSFERS AND SYSTEMATIC INVESTMENT STRATEGIES. You may transfer cash value among the funding options, subject to certain limits (see "Cash Value, Transfers and Withdrawals"). If elected by your employer, you may also choose among four systematic investment strategies: the Equity Generator/SM/, the Equalizer/SM/, the Allocator/SM/, and the Rebalancer/SM/.

SPECIFIED FACE AMOUNT OF INSURANCE. Within certain limits, you may choose your specified face amount of insurance when the Certificate is issued. You may also increase the amount at certain times determined by your employer and subject to our underwriting requirements. In certain cases, we will automatically increase the specified face amount at each employee's salary increase on dates chosen by the employer. You may also decrease the specified face amount.

DEATH BENEFIT. The death benefit is the specified face amount of the Certificate plus the Certificate cash value at the date of death of the covered person.

INCOME PLANS. The insurance proceeds can be paid under a variety of income plans that are available under the Certificate.

SURRENDERS, PARTIAL WITHDRAWALS AND LOANS. Within certain limits, you may take partial withdrawals and loans from the Certificate. You may also surrender the Certificate for its cash surrender value.

PAID-UP CERTIFICATE BENEFIT. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the cash surrender value as a single premium for a "paid-up" benefit within the terms set forth in the Certificate. ("Paid-up" means no further premiums are required.)

TAX ADVANTAGES. If you meet certain requirements, you will not pay income taxes on withdrawals or surrenders or at the Final Date of the Certificate, until your cumulative withdrawn amounts exceed the cumulative premiums you have paid. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

OPTIONAL RIDER BENEFITS. You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) as part of the monthly deduction.

RISKS OF A CERTIFICATE

This Prospectus discusses the risks associated with purchasing the Certificate. Other prospectuses (which are attached at the end of this Prospectus) discuss the risks associated with investment in the Fund described therein. Those prospectuses are being provided to you in addition to this Prospectus because each of the Separate Account UL investment divisions that are available to you under a Certificate invests solely in a corresponding "Portfolio" of a Fund.

INVESTMENT RISK. MetLife does not guarantee the investment performance of the variable investment options and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct certain Certificate fees and charges from your Certificate's cash value, which can significantly reduce your Certificate's cash value. During times of poor investment performance, this deduction may have an even greater impact on your Certificate's cash value. It is possible to lose your full investment and your Certificate could terminate without value, unless you pay additional premiums. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate stated in your Certificate.

SURRENDER AND WITHDRAWAL RISKS. The Certificates are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and are not suitable as a short-term savings vehicle. You should purchase a Certificate only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Certificate if you intend to surrender all or part of the Certificate's cash value in the near future.

RISK OF CERTIFICATE TERMINATION. Your Certificate may terminate without value if you have paid an insufficient amount of premiums or if the investment experience of the investment divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy will terminate without value unless you make a premium payment sufficient to cover two monthly deductions within the 61-day grace period. If your Certificate does terminate, your insurance coverage will terminate (although you will be given an opportunity to reinstate your coverage if you satisfy certain requirements). Lapse of a certificate on which there is an outstanding loan may have adverse tax consequences.

CERTIFICATE CHARGE AND EXPENSE INCREASE. We have the right to increase certain Certificate charges.

TAX LAW RISKS. We anticipate that the Certificate should generally be deemed a life insurance contract under Federal tax law. Assuming that a Certificate qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in receipt of any portion of your Certificate's cash value until there is an actual distribution from the Certificate. Moreover, insurance proceeds payable under the Certificate should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay Federal income tax on the insurance proceeds, other taxes, such as estate taxes, may apply.

If you pay more than a certain amount of premiums, you may cause your Certificate to become a "modified endowment contract." If it does, you will pay income taxes on loans and other amounts we pay out to you (except for payment of insurance proceeds), to the extent of any gains in your Certificate (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax penalty may also apply.


If the Certificate is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, during the first 15 Certificate years, in certain circumstances, a distribution may be subject to tax on a income-out-first basis if there is a gain in the Certificate (which is generally when your cash value exceeds the cumulative premiums you paid). Loans will generally not be treated as distributions prior to termination of your Certificate, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Certificate that is not a modified endowment contract are subject to the 10% penalty tax.


Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Certificate. The charges set forth in the first three tables can vary, pursuant to terms of the Group Policy under which the Certificate is issued. In certain cases, we have the right to increase our charges for new Certificates, as well as for Certificates already outstanding. The maximum charges in such cases are shown in the far right-hand columns of each of the first three tables below. In addition to the following tables, certain charges that we don't currently impose (but which we have the right to impose on your Certificate in the future) are described under "Charges and Deductions--Other Charges," further back in this Prospectus.

TRANSACTION FEES

This table describes the fees and expenses that you will pay at the time that you buy the Certificate, surrender the Certificate, or transfer cash value among the variable investment options or the Fixed Account.

The Current Amount Deducted represents an amount that would be deducted from a hypothetical group that is representative of the groups to whom the
 Group Policy is offered. The amount may not reflect the actual amount currently deducted for any current Policy owner, since the current amount deducted varies from group to group based on the anticipated experience of the group.

                       WHEN CHARGE IS       CURRENT AMOUNT        MAXIMUM AMOUNT
      CHARGE             DEDUCTED              DEDUCTED           WE CAN DEDUCT
-----------------------------------------------------------------------------------
Charge for average   On payment of       An amount equal to     No specific
expected state and   premium             the estimate of taxes  maximum
local taxes                              we will actually pay
attributable to                          for your group,
premiums/1/                              currently up to
                                         2.55% of each
                                         premium payment.
-----------------------------------------------------------------------------------
Charge for expected  On payment of       0.35% of each          Same as current
federal taxes        premium             premium payment        amount
attributable to
premiums/1/
-----------------------------------------------------------------------------------
Surrender,           On surrender,       None                   Up to $25 per
withdrawal and loan  withdrawal or loan                         surrender,
transaction fees/2/                                             withdrawal or loan

--------
/1/ Rather than deducting this charge from each premium payment you make, we have the option of deducting an equivalent amount as part of the monthly deduction. In that case, the amount of the deduction will be based on the amount of premium payments received under all Certificates issued in connection with the Group Policy. We will waive the state premium tax charge for Internal Revenue Code Section 1035 exchanges from any other policy to a Certificate. We will also waive the state premium tax charge, as well as the charge for expected federal taxes attributable to premiums for 1035 exchanges, from another MetLife policy to a Certificate.

/2/ Generally, we will not make any transaction charge for the surrender of a Certificate because of the termination of an employer's participation in the Group Policy. See your Certificate for more details.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

These tables describe other fees and expenses that you will pay periodically during the time that you own the Certificate not including the fees and expenses of the Portfolios. The amounts shown for a 45 year old covered person assume that person is a member of a hypothetical group that has been derived from all groups to whom the Group Policy is offered. These amounts may not reflect the amounts for any actual Certificate owner, since the amounts vary from group to group based on the anticipated experience of the group. The actual charge at that age for your group may be higher or lower than the rate shown.

PERIODIC CHARGES APPLICABLE TO ALL CERTIFICATES

                                  WHEN CHARGE IS            CURRENT AMOUNT              MAXIMUM AMOUNT
           CHARGE                    DEDUCTED                  DEDUCTED                 WE CAN DEDUCT
-------------------------------------------------------------------------------------------------------------
Cost of term insurance*            On each monthly
                                   anniversary of the
                                   Certificate
Highest and lowest charge                                    Highest: $30.45 per       Highest: $53.24 per
among all possible covered                                   $1,000 of net amount      $1,000 of Net
persons                                                      at risk                   Amount at Risk
                                                             Lowest: $.02 per          Lowest: $.06 per
                                                             $1,000 of net amount      $1,000 of Net
                                                             at risk                   Amount at Risk

Charge for a hypothetical                                    $.10 per $1,000 of net    $.43 per $1,000 of net
45 year old                                                  amount at risk            amount at risk
-------------------------------------------------------------------------------------------------------------
Mortality and expense risk         Daily against the         Effective annual rate     Effective annual rate
charge**                           cash value in the         of .45% of the cash       of .90%
                                   Separate Account          value in the
                                                             Separate Account
-------------------------------------------------------------------------------------------------------------
Administration charge***           On each monthly           $0 to $3 per              $5 per Certificate
                                   anniversary of the        Certificate
                                   Certificate
-------------------------------------------------------------------------------------------------------------
Loan interest spread****           Annually (or on loan      Annual rate of 0.25%      Annual rate of 2% of
                                   termination, if           of the loan amount        the loan amount
                                   earlier)

PERIODIC CHARGES APPLICABLE TO ANY OPTIONAL RIDERS THAT MAY BE ADDED TO YOUR CERTIFICATE*****

                                      WHEN CHARGE IS       CURRENT AMOUNT      MAXIMUM AMOUNT
         OPTIONAL FEATURE                DEDUCTED             DEDUCTED         WE CAN DEDUCT
----------------------------------------------------------------------------------------------
Disability waiver of monthly        On each monthly    Since your employer     No separate
deduction benefit                   anniversary of the decides for the whole   maximum
                                    Certificate        group whether to
                                                       elect this benefit, the
                                                       cost is included in
                                                       the basic cost of
                                                       insurance rates for
                                                       the group.
----------------------------------------------------------------------------------------------
Accelerated benefits option         On each monthly    Since your employer     No separate
                                    anniversary of the decides for the whole   maximum
                                    Certificate        group whether to
                                                       elect this benefit, the
                                                       cost is included in
                                                       the basic cost of
                                                       insurance rates for
                                                       the group.
----------------------------------------------------------------------------------------------
Accidental death benefit            On each monthly                            No maximum
                                    anniversary of the                         applies to this
                                    Certificate                                benefit
Highest and Lowest charge among                        Highest: $.04 per
all possible Certificates                              $1,000 of rider
                                                       benefit amount
                                                       Lowest: $.01 per
                                                       $1,000 of rider
                                                       benefit amount

Charge for a hypothetical                              $.03 per $1,000 of
45 year old                                            rider benefit amount
----------------------------------------------------------------------------------------------

                                      WHEN CHARGE IS      CURRENT AMOUNT    MAXIMUM AMOUNT
         OPTIONAL FEATURE                DEDUCTED            DEDUCTED       WE CAN DEDUCT
-------------------------------------------------------------------------------------------
Accidental Death or Dismemberment   On each monthly                         No maximum
Benefit                             anniversary of the                      applies to this
                                    Certificate                             benefit
Highest and Lowest Charge Among                        Highest: $.05 per
All Possible Certificates                              $1,000 of rider
                                                       benefit amount
                                                       Lowest: $.02 per
                                                       $1,000 of rider
                                                       benefit amount

Charge for a hypothetical                              $.04 per $1,000 of
45 year old                                            rider benefit
                                                       amount
-------------------------------------------------------------------------------------------
Dependent life benefits (spouse     On each monthly                         No maximum
coverage only)                      anniversary of the                      applies to this
                                    Certificate                             benefit
Highest and lowest charge among                        Highest: $30.34 per
all possible certificates                              $1,000 of rider
                                                       benefit amount

                                                       Lowest: $.03 per
                                                       $1,000 of rider
                                                       benefit amount
Charge for a hypothetical                              $.10 per $1,000 of
45 year old                                            rider benefit amount
-------------------------------------------------------------------------------------------
Dependent life benefits (children   On each monthly                         No maximum
coverage only)                      anniversary of the                      applies to this
                                    Certificate                             benefit
Highest and lowest charge among                        Highest: $.18 per
all possible certificates                              $1,000 of rider
                                                       benefit amount
                                                       Lowest: $.07 per
                                                       $1,000 of rider
                                                       benefit amount
Charge for a hypothetical 45 year                      $.13 per $1,000 of
old                                                    rider benefit amount

* The cost of insurance charge varies based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. The cost of insurance charge may not be representative of the charge that any particular Certificate owner would pay. See "Charges and Deductions--Cost of Insurance" for a more detailed discussion of factors affecting this charge. You can obtain more information about the cost of insurance or other charges that would apply by contacting your insurance sales representative. If you would like, we will provide you with an illustration of the impact of these and other charges under the Certificate based on various assumptions.
** We may determine differences in this charge for different employer groups based on differences in the levels of mortality and expense risks. See "Charges and Deductions--Certificate Charges--Charge Against the Separate Account" below for a fuller description of how this charge may vary. We are currently waiving the following amount of the Mortality and Expense Risk charge: 0.08% for the Investment Division investing in the BlackRock Large-Cap Core Portfolio.
*** This charge for a Certificate may vary based on differences in the levels of administrative services performed by us and by the employer for the specific group under which the Certificate is issued.
**** We charge interest on Certificate loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.
***** The rider charges may vary based on individual characteristics, or anticipated variations in our costs or risks associated with the group or individuals in the group under which the Certificate is issued. The charge may not be representative of the charge that any particular Certificate owner would pay. You can obtain more information about this and other charges that would apply by contacting your insurance sales representative.

PORTFOLIO OPERATING EXPENSES

Each of the Funds pays an investment management fee. Each of the Funds also incurs other direct expenses (see the applicable Fund Prospectus attached at the end of this Prospectus and the Statement of Additional Information referred to therein for each Fund). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of each Fund that correspond to the Separate Account investment divisions you are using. The Funds offer various classes of shares, each of which has a different level of expenses. However, we offer only Class A shares of the Funds under the Certificates.

The following tables describe the fees and expenses that the Portfolios will pay and that therefore a Certificate owner will indirectly pay periodically during the time that he or she owns a Certificate. The first table shows the minimum and maximum fees and expenses charged by the Portfolios for the fiscal year ended December 31, 2011. The second table shows each Portfolio's fees and expenses, as a percentage of average daily net assets, as of December 31, 2011, in some cases after contractual waivers and/or expense reimbursements. More detail concerning each Portfolio's fees and expenses is contained in the prospectuses for the Portfolios. Certain Portfolios may impose a redemption fee in the future.

MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

                                                                       MINIMUM MAXIMUM
--------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
 (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other
 expenses)                                                              0.27%   0.95%
--------------------------------------------------------------------------------------

PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                              CONTRACT-
                        DISTRIB-                               UAL FEE
                         UTION                                 WAIVER
                         AND/OR           ACQUIRED    TOTAL    AND/OR   NET TOTAL
                MANAGE- SERVICE           FUND FEES  ANNUAL    EXPENSE   ANNUAL
                 MENT   (12B-1)   OTHER      AND    OPERATING   REIM-   OPERATING
  PORTFOLIO       FEE     FEES   EXPENSES EXPENSES  EXPENSES  BURSEMENT EXPENSES
---------------------------------------------------------------------------------
FIDELITY(R)
VARIABLE
INSURANCE
PRODUCTS --
INITIAL CLASS
---------------------------------------------------------------------------------
Freedom 2010
Portfolio          --      --        --     0.56%     0.56%       --      0.56%
---------------------------------------------------------------------------------
Freedom 2020
Portfolio          --      --        --     0.60%     0.60%       --      0.60%
---------------------------------------------------------------------------------
Freedom 2030
Portfolio          --      --        --     0.65%     0.65%       --      0.65%
---------------------------------------------------------------------------------
Freedom 2040
Portfolio          --      --        --     0.68%     0.68%       --      0.68%
---------------------------------------------------------------------------------
Freedom 2050
Portfolio          --      --        --     0.70%     0.70%       --      0.70%
---------------------------------------------------------------------------------
MET INVESTORS
SERIES
TRUST --
CLASS A
---------------------------------------------------------------------------------
BlackRock
Large Cap
Core Portfolio   0.59%     --      0.05%    0.01%     0.65%     0.01%     0.64%
---------------------------------------------------------------------------------
Lord Abbett
Bond
Debenture
Portfolio        0.50%     --      0.04%      --      0.54%       --      0.54%
---------------------------------------------------------------------------------

                                                               CONTRACT-
                         DISTRIB-                               UAL FEE
                          UTION                                 WAIVER
                          AND/OR           ACQUIRED    TOTAL    AND/OR   NET TOTAL
                 MANAGE- SERVICE           FUND FEES  ANNUAL    EXPENSE   ANNUAL
                  MENT   (12B-1)   OTHER      AND    OPERATING   REIM-   OPERATING
   PORTFOLIO       FEE     FEES   EXPENSES EXPENSES  EXPENSES  BURSEMENT EXPENSES
----------------------------------------------------------------------------------
Morgan
Stanley Mid
Cap Growth
Portfolio         0.65%     --      0.07%      --      0.72%     0.01%     0.71%
----------------------------------------------------------------------------------
METROPOLITAN
SERIES FUND
-- CLASS A
----------------------------------------------------------------------------------
Baillie Gifford
International
Stock Portfolio   0.83%     --      0.12%      --      0.95%     0.10%     0.85%
----------------------------------------------------------------------------------
Barclays
Capital
Aggregate
Bond Index
Portfolio         0.25%     --      0.03%      --      0.28%     0.01%     0.27%
----------------------------------------------------------------------------------
BlackRock
Bond Income
Portfolio         0.34%     --      0.03%      --      0.37%     0.01%     0.36%
----------------------------------------------------------------------------------
BlackRock
Diversified
Portfolio         0.46%     --      0.05%      --      0.51%       --      0.51%
----------------------------------------------------------------------------------
MetLife Stock
Index Portfolio   0.25%     --      0.02%      --      0.27%     0.01%     0.26%
----------------------------------------------------------------------------------
MFS(R) Value
Portfolio         0.70%     --      0.03%      --      0.73%     0.13%     0.60%
----------------------------------------------------------------------------------
MSCI EAFE(R)
Index Portfolio   0.30%     --      0.11%    0.01%     0.42%     0.00%     0.42%
----------------------------------------------------------------------------------
Oppenheimer
Global Equity
Portfolio         0.52%     --      0.10%      --      0.62%       --      0.62%
----------------------------------------------------------------------------------
Russell 2000(R)
Index Portfolio   0.25%     --      0.06%    0.08%     0.39%     0.00%     0.39%
----------------------------------------------------------------------------------
T. Rowe Price
Small Cap
Growth
Portfolio         0.49%     --      0.06%      --      0.55%       --      0.55%
----------------------------------------------------------------------------------


The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Portfolios have agreed to waive fees and/or pay expenses of the Portfolios until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Portfolio, but the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Portfolios provided the information on their expenses, and we have not independently verified the information.

METLIFE

Metropolitan Life Insurance Company is a leading provider of insurance, annuities and employee benefit programs with operations throughout the United States. MetLife offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and many other services to corporations and other institutions. MetLife was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 50 countries. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia Pacific, Europe and the Middle East.

THE FIXED ACCOUNT

The Fixed Account is part of our general assets that are not in any legally segregated separate accounts. The minimum guaranteed interest rate will vary based on the provisions stated in the Certificate but will never be lower than 3%. We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts based upon when such amounts were allocated to the Fixed Account.

We credit the guaranteed and excess interest on each "Valuation Date" (as defined below in "Other Certificate Provisions--When Your Requests Become Effective"). We guarantee the credited interest, and it becomes part of the Certificate's cash value in the Fixed Account. We charge the portion of the monthly deduction that is deducted from the Fixed Account against the most recent premiums paid and interest credited thereto.

We can delay transfers, withdrawals, surrender and payment of Certificate loans from the Fixed Account for up to 6 months. Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Group Policy and the Certificate give you more information on the operation of the Fixed Account.

SEPARATE ACCOUNT UL

THE SEPARATE ACCOUNT

The Separate Account receives premium payments from the Group Policies and Certificates described in this Prospectus and other variable life insurance policies that we issue. The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other policyholders and creditors. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Group Policies and Certificates issued from the Separate Account without regard to our other business. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account.

We are obligated to pay the death benefit under the Certificates even if that amount exceeds the Certificate's Cash Value in the Separate Account. Any such amount that exceeds the Certificate's Cash Value in the Separate Account is paid from our general account. Death benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account.

However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

We are obligated to pay all amounts and other benefits to which you are entitled under the terms of your Certificate.

THE INVESTMENT DIVISIONS

[SIDEBAR: EACH SEPARATE ACCOUNT INVESTMENT DIVISION INVESTS IN A CORRESPONDING PORTFOLIO OF A FUND.]

The Separate Account has subdivisions, called "investment divisions." Each investment division invests its assets exclusively in shares of a corresponding Portfolio of a Fund. We can add new investment divisions to or eliminate investment divisions from the Separate Account. You can designate how you would like your net premiums and cash value to be allocated among the available investment divisions and our Fixed Account. In some cases, your employer retains the right to allocate the portion of any net premiums it pays (rather than any premiums you pay). If so, the Certificate will state this. Amounts you allocate to each investment division receive the investment experience of the investment division, and you bear this investment risk.

SUBSTITUTION OF INVESTMENTS

If investment in the Portfolios or a particular Portfolio is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close investment divisions to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

THE FUNDS

[SIDEBAR: YOU SHOULD CAREFULLY REVIEW THE INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS OF EACH PORTFOLIO WHICH ARE DESCRIBED IN THE PROSPECTUS FOR EACH PORTFOLIO.]

Each of the Funds is a "series" type of mutual fund, which is registered as an open-end management investment company under the 1940 Act. Each Fund is divided into Portfolios, each of which represent a different class of stock in which a corresponding investment division of the Separate Account invests. Not all of the Portfolios of a Fund are available in connection with the Certificates. You should read the prospectus for each Portfolio. It contains information about the Portfolio, including the investment objectives, strategies, risks and investment advisers that are associated with each Portfolio.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment adviser (other than our affiliate MetLife Advisers, LLC), or a sub-adviser of a Portfolio or its affiliates may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies, and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their direct investment in the Portfolios, bear the costs of these advisory fees. (See the Portfolios' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

We, and certain of our affiliated insurance companies, have an ownership interest in our affiliated investment adviser, MetLife Advisers, LLC which is formed as a limited liability company. Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from a Portfolio. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios to the advisers and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to sub-advisers.)

Additionally, an investment adviser or sub-adviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

SELECTION OF PORTFOLIOS

We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from policy owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Cash Value to such Portfolio.

We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Equity Options resulting from the performance of the Portfolios you have chosen.

MANAGEMENT OF PORTFOLIOS

Each Fund has an investment adviser who is responsible for overall management of the Fund. These investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for some of the Portfolios.

The adviser, any sub-adviser and the investment objective of each Portfolio are as follows:

--------------------------------------------------------------------------------------------
                                                                        INVESTMENT
         PORTFOLIO                  INVESTMENT OBJECTIVE            ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------
    FIDELITY(R) VARIABLE
    INSURANCE PRODUCTS --
       INITIAL CLASS
--------------------------------------------------------------------------------------------
Freedom 2010 Portfolio         Seeks high total return with a   Strategic Advisers, Inc.
                               secondary objective of
                               principal preservation as the
                               fund approaches its target date
                               and beyond.
--------------------------------------------------------------------------------------------
Freedom 2020 Portfolio         Seeks high total return with a   Strategic Advisers, Inc.
                               secondary objective of
                               principal preservation as the
                               fund approaches its target date
                               and beyond.
--------------------------------------------------------------------------------------------
Freedom 2030 Portfolio         Seeks high total return with a   Strategic Advisers, Inc.
                               secondary objective of
                               principal preservation as the
                               fund approaches its target date
                               and beyond.
--------------------------------------------------------------------------------------------
Freedom 2040 Portfolio         Seeks high total return with a   Strategic Advisers, Inc.
                               secondary objective of
                               principal preservation as the
                               fund approaches its target date
                               and beyond.
--------------------------------------------------------------------------------------------
Freedom 2050 Portfolio         Seeks high total return with a   Strategic Advisers, Inc.
                               secondary objective of
                               principal preservation as the
                               fund approaches its target date
                               and beyond.
--------------------------------------------------------------------------------------------
    MET INVESTORS SERIES
      TRUST -- CLASS A
--------------------------------------------------------------------------------------------
BlackRock Large Cap Core       Seeks long-term capital          MetLife Advisers, LLC
Portfolio                      growth.                          Subadviser: BlackRock
                                                                Advisors, LLC
--------------------------------------------------------------------------------------------
Lord Abbett Bond               Seeks high current income and    MetLife Advisers, LLC
Debenture Portfolio            the opportunity for capital      Subadviser: Lord, Abbett &
                               appreciation to produce a high   Co. LLC
                               total return.
--------------------------------------------------------------------------------------------
Morgan Stanley Mid Cap         Seeks capital appreciation.      MetLife Advisers, LLC
Growth Portfolio                                                Subadviser: Morgan Stanley
                                                                Investment Management Inc.
--------------------------------------------------------------------------------------------
  METROPOLITAN SERIES FUND
         -- CLASS A
--------------------------------------------------------------------------------------------
Baillie Gifford International  Seeks long-term growth of        MetLife Advisers, LLC
Stock Portfolio                capital.                         Subadviser: Baillie Gifford
                                                                Overseas Limited
--------------------------------------------------------------------------------------------
Barclays Capital Aggregate     Seeks to track the performance   MetLife Advisers, LLC
Bond Index Portfolio           of the Barclays U.S. Aggregate   Subadviser: MetLife
                               Bond Index.                      Investment Advisors
                                                                Company, LLC
--------------------------------------------------------------------------------------------
BlackRock Bond Income          Seeks a competitive total        MetLife Advisers, LLC
Portfolio                      return primarily from            Subadviser: BlackRock
                               investing in fixed-income        Advisors, LLC
                               securities.
--------------------------------------------------------------------------------------------
BlackRock Diversified          Seeks high total return while    MetLife Advisers, LLC
Portfolio                      attempting to limit investment   Subadviser: BlackRock
                               risk and preserve capital.       Advisors, LLC
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                       INVESTMENT
           PORTFOLIO                 INVESTMENT OBJECTIVE           ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------
   METROPOLITAN SERIES FUND
          -- CLASS A
-------------------------------------------------------------------------------------------
MetLife Stock Index              Seeks to track the             MetLife Advisers, LLC
Portfolio                        performance of the Standard &  Subadviser: MetLife
                                 Poor's 500(R) Composite Stock  Investment Advisors
                                 Price Index.                   Company, LLC
-------------------------------------------------------------------------------------------
MFS(R) Value Portfolio           Seeks capital appreciation.    MetLife Advisers, LLC
                                                                Subadviser: Massachusetts
                                                                Financial Services Company
-------------------------------------------------------------------------------------------
MSCI EAFE(R) Index               Seeks to track the             MetLife Advisers, LLC
Portfolio                        performance of the MSCI        Subadviser: MetLife
                                 EAFE(R) Index.                 Investment Advisors
                                                                Company, LLC
-------------------------------------------------------------------------------------------
Oppenheimer Global Equity        Seeks capital appreciation.    MetLife Advisers, LLC
Portfolio                                                       Subadviser:
                                                                OppenheimerFunds, Inc.
-------------------------------------------------------------------------------------------
Russell 2000(R) Index Portfolio  Seeks to track the             MetLife Advisers, LLC
                                 performance of the Russell     Subadviser: MetLife
                                 2000(R) Index.                 Investment Advisors
                                                                Company, LLC
-------------------------------------------------------------------------------------------
T. Rowe Price Small Cap          Seeks long-term capital        MetLife Advisers, LLC
Growth Portfolio                 growth.                        Subadviser: T. Rowe Price
                                                                Associates, Inc.
-------------------------------------------------------------------------------------------

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

THE PORTFOLIO SHARE CLASSES THAT WE OFFER

The Funds offer various classes of shares, each of which has a different level of expenses. The prospectus for a Portfolio may provide information for share classes of the Portfolio that are not available through the Certificate. When you consult the prospectus for a Portfolio, you should be careful to refer only to the information regarding the class of shares that is available through the
Certificate:
..  For the Metropolitan Series Fund and the Met Investors Series Trust
   Portfolios, we offer Class A shares only.
.. For the Fidelity Variable Products Portfolios, we offer Initial Class shares only.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES BY OUR SEPARATE ACCOUNT

As of the end of each Valuation Period (see "Valuation Period" description below in "Other Certificate Provisions--When Your Requests Become Effective"), we purchase and redeem Fund shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:
..  The allocation of net premiums to the Separate Account.
.. Dividends and distributions on Fund shares that are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no effect on the cash value in the Separate Account).

.. Certificate loans and loan repayments allocated to the Separate Account. .. Transfers to and among investment divisions.
..  Withdrawals and surrenders taken from the Separate Account.

VOTING RIGHTS THAT YOU WILL HAVE

[SIDEBAR: YOU CAN GIVE US VOTING INSTRUCTIONS ON SHARES OF EACH PORTFOLIO OF A FUND THAT ARE ATTRIBUTED TO YOUR CERTIFICATE.]

The Funds have shareholder meetings from time to time to, for example, elect directors and approve some changes in investment management arrangements. We will vote the shares of each Portfolio that are attributed to your Certificate based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in a Fund.

ISSUING A GROUP POLICY AND A CERTIFICATE

[SIDEBAR: WE WILL ISSUE A CERTIFICATE TO YOU AS OWNER. UNLESS YOUR EMPLOYER HAS RESERVED OTHERWISE, YOU WILL HAVE ALL THE RIGHTS UNDER THE CERTIFICATE, INCLUDING THE ABILITY TO NAME A NEW OWNER OR CONTINGENT OWNER.]

We may issue a Group Policy to an employer or association ("employer") or to a trust through which an employer participates. Generally, the minimum number of people in a group that is required before we will issue a Group Policy directly to an employer is 200 lives. However, we reserve the right to issue a Group Policy or provide coverage to an employer that does not meet this minimum.

Employees of employers and members of associations ("employees") may own Certificates issued under their employer's Group Policy. If you want to own a Certificate, then you must complete an enrollment form, which must be received by the Administrative Office. We reserve the right to reject an enrollment form for any reason permitted by law, and our acceptance of an enrollment form is subject to our underwriting rules.

Generally, we will issue a Certificate only to an eligible employee, or a spouse of an eligible employee when permitted by the employer. The person upon whose life the Certificate is issued is called the covered person. The owner is generally the employee unless the enrollment form designates someone else as owner. For the purpose of computing the covered person's age under the Certificate, we start with the covered person's age on a day selected by your employer. Age can be measured from December 31st in a given year, or from any other date agreed to by your employer and us.

The Date of Certificate is set forth in the Certificate and is the effective date for life insurance protection under the Certificate. We use the Date of Certificate to calculate the Certificate years (and Certificate months and monthly anniversaries).

PAYMENT AND ALLOCATION OF PREMIUMS

[SIDEBAR: YOU CAN MAKE PLANNED PERIODIC PREMIUM PAYMENTS AND UNSCHEDULED PREMIUM PAYMENTS.]

The payment of a given premium will not necessarily guarantee that your Certificate will remain in force. Rather, this depends on the Certificate's cash surrender value.

PAYING PREMIUMS

You can make premium payments, subject to certain limitations discussed below, through:
.. PAYROLL DEDUCTION: Where provided by your employer, you may pay premiums through payroll deduction. Your employer may require that you pay a minimum monthly amount in order to use payroll deduction. Your employer may send payroll deductions to us as much as 30 days after the deduction is made.
..  PLANNED PERIODIC PAYMENTS:  If there is no payroll deduction available, you may elect to pay premiums monthly, quarterly or annually.
.. UNSCHEDULED PREMIUM PAYMENT OPTION: You also can make other premium payments at any time.

We do not accept premiums made in cash or by money order.

If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Certificate.

MAXIMUM AND MINIMUM PREMIUM PAYMENTS
..  The first premium may not be less than the planned premium.
..  Unscheduled premium payments must be at least $100 each. We may change this minimum amount on 90 days notice to you.
.. You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits except that we will keep any amounts that are required to keep the Certificate from terminating. We will let you make premium payments that would turn the Certificate into a modified endowment contract, but we will promptly tell you of this status, and if possible, we will tell you how to reverse the status. ("See Tax Matters--Modified Endowment Contracts.")

ALLOCATING NET PREMIUMS

[SIDEBAR: NET PREMIUMS ARE YOUR PREMIUMS MINUS THE CHARGES DEDUCTED FROM YOUR PREMIUMS.]

Generally, you indicate on your enrollment form the initial allocation of net premiums (your premiums minus the charges deducted from your premiums) among the Fixed Account and the investment divisions of the Separate Account. In some cases, your employer has the right to allocate the portion of any net premiums it pays (but not any premiums that you pay) until the covered person retires (if the covered person is employed by your employer) or the Certificate becomes portable. (See "Portable Certificate" under "Other Certificate Provisions--Effect of Termination of Employer Participation in the Group Policy.") If you fail to provide allocation instructions, we may allocate net premiums as described in the application. The Certificate includes a description of your right to allocate net premiums.

The percentage of your net premium allocation into each of these investment options must be a minimum of 10% and in whole numbers. You can change your allocations at any time by giving us written notification at our Administrative Office or in any other manner that we permit.

INSURANCE PROCEEDS

If the Certificate is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the covered person's date of death. We will pay this amount after we receive documents that we request as due proof of the covered person's death.

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest and to which the accountholder has immediate and full access, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Certificate's death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Certificate surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

The insurance proceeds equal:
..  The death benefit provided on the date of death or the alternate death benefit; plus
..  Any additional insurance proceeds provided by rider; minus
.. Any unpaid Certificate loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.

The amount of the death benefit that exceeds the Certificate's Cash Value is paid from our general account. Death benefit amounts paid from our general account are subject to the claims of our creditors.

DEATH BENEFIT


The death benefit varies and equals the specified face amount of insurance of the Certificate plus the cash value on the date of death.

ALTERNATE DEATH BENEFIT

[SIDEBAR: THE CERTIFICATE PROVIDES A DEATH BENEFIT WHICH INCLUDES THE CASH VALUE OF THE CERTIFICATE.]

In order to ensure that the Certificate qualifies as life insurance under the federal income tax laws, the beneficiary will receive an alternate death benefit if it is greater than the amount that the beneficiary would have received under the death benefit described above. The alternate death benefit is calculated by multiplying the Certificate's cash value by a prescribed percentage. The prescribed percentage is determined by the covered person's age at the time of the calculation and declines as the covered person grows older. The alternate death benefit is as follows:

               AGE OF COVERED PERSON AT DEATH  % OF CASH VALUE*
               -------------------------------------------------
                        40 and less                 250%
                            45                      215%
                            50                      185%
                            55                      150%
                            60                      130%
                            65                      120%
                            70                      115%
                         75 to 90                   105%
                            95                      100%

--------
* For the ages not listed, the percentage decreases by a ratable portion for each full year.

During any period when your cash value is high enough that the alternate death benefit applies, your charges for insurance costs will be higher, since the effective amount of your coverage will be greater. In no event will the death benefit be less than the minimum insurance amount required under current Federal income tax rules applicable to the definition of life insurance as in effect on the date your Certificate is issued.

SPECIFIED FACE AMOUNT

[SIDEBAR: YOU CAN GENERALLY INCREASE OR DECREASE THE CERTIFICATE'S SPECIFIED FACE AMOUNT.]

The specified face amount is the basic amount of life insurance specified in the Certificate. The Minimum Specified Face Amount is the smallest amount of specified face amount for which a Certificate may be issued, and is set forth in the Certificate. This amount will never be less than $10,000.

Generally, you may change your specified face amount subject to certain limitations. Any change you request will be effective on the monthly anniversary on or next following our approval of your request. You are permitted to decrease the specified face amount to as low as the Minimum Specified Face Amount set forth in the Certificate.

You may request an increase on dates determined by your employer and set forth in the Certificate. If you are a qualifying employee, we will make automatic increases in the specified face amount when your salary increases on a date or dates determined by your employer. However, you can notify us in writing at any time that you do not desire such automatic increases in the future. Any requirements as to the minimum amount of an increase are set forth in the Certificate. Any increase is subject to our underwriting rules which may include a requirement for evidence satisfactory to us of the covered person's insurability.

Before you change your specified face amount you should consider the following:
..  The insurance portion of your death benefit will change. This will affect the insurance charges, cash value and death benefit levels;
.. Reducing your specified face amount may result in our returning an amount to you which, if it occurs during the first 15 Certificate years, could then be taxed on an income first basis, even if the Certificate is not a modified endowment contract;
.. The amount of additional premiums that the tax laws permit you to pay into the Certificate may increase or decrease. The additional amount you can pay without causing the Certificate to be a modified endowment contract for tax purposes may also increase or decrease (see "Tax Matters--Modified Endowment Contracts"); and
.. The Certificate could become a modified endowment contract in certain circumstances.

INCOME PLANS

[SIDEBAR: GENERALLY YOU CAN RECEIVE THE CERTIFICATE'S INSURANCE PROCEEDS UNDER AN INCOME PLAN INSTEAD OF IN A LUMP SUM.]

The insurance proceeds can generally be paid under a variety of income plans. We currently make the following income plans available:
..  Interest Income
..  Installment Income for a Stated Period
..  Installment Income of a Stated Amount
..  Single Life Income-Guaranteed Payment Period
..  Joint and Survivor Life Income
..  Single Life Income-Guaranteed Return

Before you choose an income plan you should consider:
.. The tax consequences associated with the Certificate proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax advisor about tax consequences; and
.. That the rates of return we credit under these plans are not based on the investment performance of any of the Portfolios.

CASH VALUE, TRANSFERS AND WITHDRAWALS

CASH VALUE

[SIDEBAR: THE CERTIFICATE IS DESIGNED TO ACCUMULATE CASH VALUE.]

The Certificate's CASH VALUE equals:
..  The Fixed Account cash value, plus
..  The Loan Account cash value, plus
..  The Separate Account cash value.

The Certificate's CASH SURRENDER VALUE equals your cash value minus:
..  Any outstanding Certificate loans (plus any accrued and unpaid loan interest);
.. Any accrued and unpaid monthly deduction; and .. Any surrender transaction fee.

Unless the Group Policy is still in its first year, we will, on the Investment Start Date for the Certificate, allocate your cash value among the investment divisions as you requested your net premiums to be allocated in your enrollment form or a subsequent reallocation request. See "Investment Start Date" description below in "Other Certificate Provisions--When Your Requests Become Effective." If the Group Policy is still in its first year, we will make this allocation 20 days after the Investment Start Date.

Thereafter, at the end of each Valuation Period the cash value in an investment division will equal:
..  The cash value in the investment division at the beginning of the Valuation
   Period; plus
..  All net premiums, loan repayments and cash value transfers into the investment division during the Valuation Period; minus
..  All partial cash withdrawals, loans and cash value transfers out of the investment division during the Valuation Period; minus
..  The portion of any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus
.. The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period.

The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the portfolio during the period.

CASH VALUE TRANSFERS

The minimum amount you may transfer is $200 or, if less, the total amount in an investment option. You may make transfers at any time after the Investment Start Date. In some cases, your employer retains the right to transfer the portion of any net premiums it pays (but not any premiums you pay). The Certificate will set forth any such employer rights.

In some cases, the maximum amount that you may transfer or withdraw from the Fixed Account in any Certificate year is the greater of .. $200 and
..  25% of the largest amount in the Fixed Account over the last four
   Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).

Any such limit does not apply to
..  a full surrender
..  any loans taken
..  any transfers under a systematic investment strategy

It is important to note that due to the restrictions on transfers from the Fixed Account, it could take a number of years to fully transfer a current balance in the Fixed Account to the investment divisions of the Separate Account. You should keep this in mind when considering whether an allocation of cash value to the Fixed Account is consistent with your risk tolerance and time horizon.

The Certificate includes a description of your cash value transfer rights. We do not charge for transfers. Currently, transfers are not taxable transactions.

Frequent requests from Certificate Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Certificate Owners and other persons who may have an interest in the Certificates (E.G., beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (I.E., Baillie Gifford International Stock Portfolio, MSCI EAFE(R) Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000(R) Index Portfolio, T. Rowe Price Small Cap Growth Portfolio, and Lord Abbett Bond Debenture Portfolio) and we monitor transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high-yield Portfolios, in a 12-month period there were; (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Certificate Owners or other persons who have an interest in the Certificates, we require all future transfer requests, to or from a Monitored Portfolio or other identified Portfolios, under that Certificate to be submitted in writing with an original signature. Transfers made under an automated investment strategy described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to market timing or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Certificate Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Certificates. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Certificate Owners and other persons with interests in the Certificates. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Certificate Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Certificate owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Certificate owners who violate the frequent trading policies established by the Portfolio.

In addition, Certificate Owners and other persons with interests in the Certificates should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Certificate Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Certificate Owner). You should read the Portfolio prospectuses for more details.


SYSTEMATIC INVESTMENT STRATEGIES. For certain groups, you can choose one of four currently available strategies described below. Your employer can inform you whether these investment strategies are available. You can also change or cancel your choice at any time.

EQUITY GENERATOR /SM/. Allows you to transfer an amount equal to the interest earned in the Fixed Account in any Certificate month equal to at least $20 to the MetLife Stock Index investment division. The transfer will be made at the beginning of the Certificate month following the Certificate month in which the interest was earned.

EQUALIZER /SM/. Allows you to periodically equalize amounts in your Fixed Account and the MetLife Stock Index investment division. We currently make equalization each quarter. We will terminate this strategy if you make a transfer out of either of the investment divisions or the Fixed Account. You may then reelect the Equalizer on your next Certificate anniversary.

REBALANCER/SM/. Allows you to periodically redistribute amounts in the Fixed Account and investment divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution each quarter.

ALLOCATOR/SM/. Allows you to systematically transfer money from the Fixed Account to any investment division(s). When you elect Allocator, you must have enough cash value in the Fixed Account to enable the election to be in effect for three months. The election can be to transfer each month:
.. A specific amount, until the cash value in the Fixed Account is exhausted; .. A specific amount for a specific number of months; or .. Amounts in equal installments until the total amount you have requested has been transferred.

These transfer privileges allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss in declining markets. Because the Allocator involves continuous investment in securities regardless of the price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

SURRENDER AND WITHDRAWAL PRIVILEGES

[SIDEBAR: YOU CAN SURRENDER THE CERTIFICATE FOR ITS CASH SURRENDER VALUE.]

We may ask you to return the Certificate before we honor your request to surrender the Certificate. The proceeds will be paid in a single sum. If the covered person dies after you surrender the Certificate but before the end of the Certificate month in which you surrendered the Certificate, we will pay your beneficiary an amount equal to the difference between the Certificate's death benefit and its cash value, computed as of the surrender date.

You can make partial withdrawals if:
.. the withdrawal is at least $200; and .. in some cases, the amount you request to withdraw from the Fixed Account is not more than the greater of (a) $200, and (b) 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).

The Certificate includes a description of your rights to make partial withdrawals. If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller withdrawal or surrender the Certificate. We will deduct your withdrawal from the Fixed Account and each of the investment divisions of the Separate Account in the same proportion that the Certificate's cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the investment divisions.

As regards payment of amounts attributable to a check, we can wait for a reasonable time (15 days or less) to let the check clear.

Before surrendering the Certificate or requesting a partial withdrawal you should consider the following:
..  Transaction fees of up to $25 (but not greater than 2% of the amount withdrawn) may apply, if the Certificate so states.
.. Amounts received may be taxable as income and, if your Certificate is a modified endowment contract, subject to certain tax penalties. (See "Tax Matters--Modified Endowment Contracts.")
..  If you also decrease your specified face amount at the time of the withdrawal, the Certificate could become a modified endowment contract.
.. For partial withdrawals, your death benefit will decrease, generally by the amount of the withdrawal.

In some cases you may be better off taking a Certificate loan, rather than a partial withdrawal.

BENEFIT AT FINAL DATE

The Final Date is the Certificate anniversary on which the covered person reaches age 95. Subject to certain conditions, we will allow you to extend that date where permitted by state law. If the covered person is living on the Final Date, we will pay the cash surrender value of the Certificate to the Certificate owner (generally the employee). The Certificate owner will receive the cash surrender value in a single sum.

PAID-UP CERTIFICATE PROVISION

Under this provision, you can choose to terminate the Certificate's usual death benefit (and any riders in effect) and use all or part of the cash surrender value as a single premium for a "paid-up" benefit under the Certificate. ("Paid-up" means no further premiums are required.) Thereafter, you may no longer allocate cash value to the Separate Account or the Fixed Account. You will receive in cash any remaining cash surrender value that is not used to elect a paid-up benefit. The paid-up benefit must not be:
..  more than can be purchased using the Certificate's cash surrender value;
..  more than the death benefit under the Certificate at the time you choose to use this provision; or
..  less than $10,000.

LOAN PRIVILEGES

[SIDEBAR: YOU CAN BORROW FROM US AND USE THE CERTIFICATE AS SECURITY FOR THE LOAN.]

The amount of each loan must be:
..  At least $200; and
.. No more than 75% of the cash surrender value (unless state law requires a different percentage to be applied, as set forth in your Certificate) when added to all other outstanding Certificate loans.

For certain Group Policies, we may charge a transaction fee of up to $25 for each loan if the Certificate so states.

As of your loan request's Date of Receipt, we will:
.. Remove an amount equal to the loan, and an amount equal to the present value of the loan interest due, from your cash value in the Fixed Account and each investment division of the Separate Account in the same proportion that the Certificate's cash value in each such option bears to the total cash value of the

  Certificate in the Fixed Account and the investment divisions. The present value of the loan interest due is the loan interest due at the next Certificate anniversary, discounted at an interest rate equal to the current Loan Account crediting rate.
.. Transfer such cash value to the Loan Account, where it will be credited with interest at a rate equal to the loan rate charged less a percentage charge, based on expenses associated with Certificate loans, determined by us. This percentage charge will not exceed 2%, and the minimum rate we will credit to the Loan Account will be 3% per year (for Group Policies issued prior to March 1, 1999, the minimum rate is 4%). At least once a year, we will transfer any interest earned in your Loan Account to the Fixed Account and the investment divisions, according to the way that we then allocate your net premiums.
..  Charge you interest, which will accrue daily at a rate of up to 8% per year
   (which is the maximum rate we will ever charge). We will determine the current interest rate applicable to you at the time you take a loan. Your interest payments are generally due at the beginning of each Certificate year. However, we reserve the right to make interest payments due in a different manner. If you do not pay the amount within 31 days after it is due, we will treat it as a new Certificate loan.

Repaying your loans (plus accrued interest) is done by sending in payments at any time before the Final Date while the covered person is living. You should designate whether a payment is intended as a loan repayment or a premium payment, since we will treat any payment for which no designation is made as a premium payment. We will allocate your repayment to the Fixed Account and the investment divisions, in the same proportion that net premiums are then allocated.

Before taking a Certificate loan you should consider the following:
..  Interest payments on loans are generally not deductible for tax purposes.
..  Under certain situations, Certificate loans could be considered taxable distributions.
.. Amounts held in your Loan Account do not participate in the investment experience of the investment divisions or receive the interest rate credited to the Fixed Account either of which may be higher than the interest rate credited on the amount you borrow.
.. If you surrender the Certificate or if we terminate the Certificate, or at the Final Date, any outstanding loan amounts (plus accrued interest) may be taxed as a distribution. (See "Federal Tax Matters--Loans" below.)
.. A Certificate loan increases the chances of our terminating the Certificate due to insufficient cash surrender value. We will terminate your Certificate with no value if: (a) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within the greater of (i) 61 days of the monthly anniversary, or (ii) 30 days after the date notice of the start of the grace period is mailed to you.
.. The Certificate's death proceeds will be reduced by any unpaid loan (plus any accrued and unpaid loan interest).

OPTIONAL BENEFITS ADDED BY RIDER

You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) as part of the monthly deduction. Each rider contains important information, including limits and conditions that apply to the benefits. Generally, we currently make the following benefits available by rider:

        Disability Waiver of Monthly       Accidental Death or
          Deduction Benefit/1,2/             Dismemberment Benefit/1/
        ---------------------------------------------------------------
        Accelerated Benefits Option/1,3/   Dependent Life Benefits/1/
        ---------------------------------------------------------------
        Accidental Death Benefit/1/

--------
/1/ Provided to you only if elected by your employer.
/2/ An increase in specified face amount may not be covered by this rider. If not, the portion of the monthly deduction associated with the increase will continue to be deducted from the cash value, which if insufficient, could result in the Certificate's termination. For this reason, it may be advantageous for the owner, at the time of total disability, to reduce the specified face amount to that covered by this rider.
/3/ Payment under this rider may affect eligibility for benefits under state or federal law.

Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure the benefit is something that you want.

You should also consider:
..  That the addition of certain riders can restrict your ability to exercise certain rights under the Certificate.
.. That the amount of benefits provided under the rider is not based on investment performance of a separate account; but, if the Certificate terminates because of poor investment performance or any other reason, the rider generally will also terminate.
.. The tax consequences. You should consult with your tax advisor before purchasing one of the riders.

CHARGES AND DEDUCTIONS

[SIDEBAR: CAREFULLY REVIEW THE "FEE TABLES" IN THIS PROSPECTUS WHICH SET FORTH THE CHARGES THAT YOU PAY UNDER THE CERTIFICATE.]

IMPORTANT INFORMATION APPLICABLE TO ALL CERTIFICATE CHARGES AND DEDUCTIONS

The charges discussed in the paragraphs that follow are all included in the Fee Tables on pages 5 to 10 of this Prospectus. You should refer to those Fee Tables for information about the rates of and amounts of such charges, as well as other information that is not covered below.

The Certificate charges compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.

Services and benefits we provide:
.. the death benefit, cash, and loan benefits under the Certificate .. investment options, including premium allocations
..  administration of elective options
..  the distribution of reports to certificate owners

Costs and expenses we incur:
..  costs associated with processing and underwriting applications, and with issuing and administering the Certificate (including any riders)
..  overhead and other expenses for providing services and benefits
..  sales and marketing expenses

.. other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:
..  that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
.. that the charges of providing the services and benefits under the Certificates exceed the charges we deduct

Our revenue from any particular charge may be more or less than any costs or expenses that charge is intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Certificates including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the Mortality and Expense Risk charge and use such profits for any corporate purpose.

The following sets forth additional information about some (but not all) of the Certificate charges.

CHARGES DEDUCTED FROM PREMIUMS

CHARGE FOR AVERAGE EXPECTED STATE TAXES ATTRIBUTABLE TO PREMIUMS: We make this charge to reimburse us for the state premium taxes that we must pay on premiums we receive. Although premium taxes vary from state to state, we will charge one rate for each employer group. We estimate the initial charge for each employer group based on anticipated taxes to be incurred on behalf of each group during its first year of coverage. Thereafter, we will base this charge on anticipated taxes taking into account actual state and local premium taxes we incur on behalf of each employer group in the prior year and known factors affecting the coming year's taxes. This charge may vary based on changes in the law or changes in the residence of the Certificate owners.

We may deduct this charge, as well as the charge for expected federal taxes attributable to premiums, either as a percent of premium or as part of the monthly deduction. In the latter case, the amount we deduct would depend on the amount of premiums paid by the group as a whole rather than the amount paid by you.

Currently, we are charging covered employer groups rates up to 2.55%, which reflect the average state premium taxes currently being charged for the group. There is no specific maximum rate we may charge.

CHARGE FOR EXPECTED FEDERAL TAXES ATTRIBUTABLE TO PREMIUMS. Federal income tax law requires us to pay certain amounts of taxes that are related to the amount of premiums we receive. We deduct 0.35% of each premium payment to offset the cost to us of those additional taxes, which may be more or less than the amount we pay in respect of your premiums.

CHARGES INCLUDED IN THE MONTHLY DEDUCTION

The Certificate describes the charges that are applicable to you as part of the monthly deduction. The monthly deduction accrues on each monthly anniversary starting with the Date of Certificate. However, we may make the actual deduction up to 45 days after each such monthly anniversary. We allocate the monthly deduction among the Fixed Account and each of the investment divisions of the Separate Account in the same proportion that the Certificate's cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the investment divisions.

COST OF INSURANCE: This charge varies based on many factors. Each month, we determine the charge by multiplying your cost of insurance rate by the insurance amount. This is the amount we are at risk if the insured dies, and the Fee Table earlier in this Prospectus calls it our "Net Amount at Risk."

The insurance amount (or Net Amount at Risk) is the death benefit at the beginning of the Certificate month, minus the cash value at the beginning of the Certificate month. The insurance amount will be affected by changes in the specified face amount of the Certificate. The insurance amount and therefore the cost of insurance will be greater if the specified face amount is increased. If the alternate death benefit is in effect, then the insurance amount will increase and thus your cost of insurance will be higher.

The cost of insurance rate is based on:
..  The age and rate class of the covered person
..  Group mortality characteristics
.. The particular characteristics that are agreed to by your employer and us, such as:
   1. The rate class structure;
   2. The degree of stability in the charges sought by your employer; and
   3. Portability features.
.. The amount of any surplus or reserves to be transferred to us from any previous insurer or from another of our policies (see "Other Certificate Provisions--Retrospective Experience Rating and Dividends").

The actual monthly cost of insurance rates will be based on our expectations as to future experience. The rates, however, will never exceed the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates may be up to 150% of the rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table, Males, age last birthday ("1980 CSO Table"). The maximum guaranteed rates may be higher than the 1980 CSO Table because we use simplified underwriting and non-medical issue procedures whereby we may not require the covered person to submit to a medical or paramedical examination, and may provide coverage to groups that present substandard risk characteristics according to our underwriting criteria. Our current rates are lower than 100% of the 1980 CSO Table in most cases.

We review our rates periodically and may adjust them based on our expectations of future experience. We will apply the same rates to everyone in a group who has had their Certificate for the same amount of time and who is the same age and rate class. We adjust the rates from time to time based on several factors, including:
..  the number of Certificates in force for each group;
..  the number of Certificates in the group surrendered or becoming portable during the period; and
..  the actual experience of the group.

As a general rule, the cost of insurance rate increases each year you own the Certificate, as the covered person's age increases. Our use of simplified underwriting and non-medical issue procedures may result in higher cost of insurance charges for some healthy individuals.

Rate class relates to the level of mortality risk we assume with respect to a covered person. We and your employer will agree to the number of classes and characteristics of each class. The classes may vary by smoker and nonsmokers, active and retired status, Owners of portable Certificates and other Owners, and/or any other non-discriminatory classes we and your employer agree to. The covered person's rate class will affect your cost of insurance.

ADMINISTRATION CHARGE: We make this monthly charge primarily to compensate us for expenses we incur in the administration of the Certificates, including our underwriting and start-up expenses. The Certificate will describe your administration charge. The charge will never exceed $5 per Certificate. We will determine differences in the administration charge rates applicable to different Certificates under the Group Policies based on expected differences in the administrative costs under the Certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from:
..  features that are agreed to by your employer and us;
..  the extent to which certain administrative functions are to be performed by us or by your employer; and
..  the expected average Certificate death benefit.

CHARGE AGAINST THE SEPARATE ACCOUNT

We make this daily Mortality and Expense Risk charge against the assets in the Separate Account primarily to compensate us for:
..  mortality risks that covered persons may live for a shorter period than we expect; and
.. expense risks that our issuing and administrative expenses may be higher than we expect.

The maximum rate we may charge is equivalent to an effective annual rate of ..90% of the Cash Value in the Separate Account.

We may determine differences in this charge for different employer groups based on differences in the levels of mortality and expense risks. These differences arise mainly from the fact that:
.. the factors discussed above on which the cost of insurance and administration charges are based are more uncertain in some cases than others; and
.. our ability to recover any unexpected costs from Certificate charges varies from case to case depending on the maximum rates for such charges we agree to with employers.

We reserve the right, if permitted by law, to change the structure of this charge so that it is charged on a monthly basis as a percentage of cash value in the Separate Account or so that it is charged as a part of the monthly deduction. Our right to change the structure of this charge does not permit us to increase the maximum rate that is stated in the Policy.

VARIATIONS IN CHARGES

We will determine Certificate charge rates pursuant to our established actuarial procedures, and we will not discriminate unreasonably or unfairly against owners of Certificates under any Group Policy.

PORTFOLIO COMPANY CHARGES

Each of the Portfolios pays an investment management fee to its investment manager. Each Portfolio also incurs other direct expenses. See the fuller description contained in the Fee Table section of this Prospectus (also see the Fund Prospectus and Statement of Additional Information referred to therein for each Fund). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of each Fund that correspond to the Separate Account investment divisions you are using.

OTHER CHARGES

ADDITIONAL TAXES. In general, we don't expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the cash surrender value of the Policies. If we do incur such taxes, we reserve the right to charge cash value allocated to the Separate Account for these taxes.

TRANSACTION FEE FOR SURRENDERS OR PARTIAL WITHDRAWALS. Your Certificate may provide that we may charge a transaction fee of up to $25 for each surrender or partial withdrawal. In no event, however, will the charge be greater than 2% of the amount withdrawn.

LOAN INTEREST SPREAD: We charge interest on Certificate loans but credit you with interest on the amount of the Cash Value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. This charge is primarily to cover our expense in providing the loan. The spread is guaranteed to never exceed 2%.

CERTIFICATE TERMINATION AND REINSTATEMENT

TERMINATION: We will terminate the Certificate without any cash surrender value if:
..  The cash surrender value on any monthly anniversary is less than the monthly deduction; and
.. We do not receive a sufficient premium payment within the grace period to cover the monthly deduction. We will mail you notice if any grace period starts. The grace period is the greater of (a) 61 days measured from the monthly anniversary and (b) 30 days after the notice is mailed.

REINSTATEMENT: The following applies unless the Group Policy has been terminated and you would not have been permitted to retain your Certificate on a portable or paid-up basis. Upon your request, we will reinstate the Certificate, subject to certain terms and conditions that the Certificate provides. We must receive your request within 3 years (or within a longer period if required by state law) after the end of the grace period and before the Final Date. You also must provide us with:
..  A written request for reinstatement.
..  Evidence of insurability that we find satisfactory.
.. An additional premium amount that the Certificate prescribes for this purpose.

Your Certificate can also terminate in some cases if your employer ends its participation in the Group Policy. This is discussed in detail under "Other Certificate Provisions--Effect of Termination of Employer Participation in the Group Policy" below.

FEDERAL TAX MATTERS

[SIDEBAR: YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR TO FIND OUT HOW TAXES CAN AFFECT YOUR BENEFITS AND RIGHTS UNDER THE CERTIFICATE.]

The following is a brief summary of some tax rules that may apply to the Certificate. Such discussion does not purport to be complete or to cover every situation. The summary does not address state, local or foreign tax issues related to the Certificate. You must consult with and rely on the advice of your own tax or ERISA counsel especially where the Certificate is being purchased in connection with an employee benefit plan, such as a death benefit or deferred compensation plan, or is being purchased for estate, tax planning or similar purposes. You should also consult with your own tax advisor to find out how taxes can affect your benefits and rights under the Certificate. Such consultation is especially important before you make unscheduled premium payments, change your specified face amount, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Certificate. Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

IRS CIRCULAR 230 NOTICE: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax advisor.

INSURANCE PROCEEDS

.. Insurance proceeds are generally excludable from your beneficiary's gross income to the extent provided in Section 101 of the Internal Revenue Code ("Code"). Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the Owner of the Certificate covering the life of the employee, if certain notice and consent and other requirements are not satisfied.
.. The proceeds may be subject to federal estate tax: (i) if paid to the covered person's estate or (ii) if paid to a different beneficiary if the covered person possessed incidents of ownership at or within three years before death.
..  If you die before the covered person, the value of the Certificate
   (determined under IRS rules) is included in your estate and may be subject to federal estate tax.
..  Whether or not any federal estate tax is due is based on a number of factors including the estate size.
.. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Certificate was issued.

CASH VALUE (IF THE CERTIFICATE IS NOT A MODIFIED ENDOWMENT CONTRACT)

.. You are generally not taxed on your cash value until you withdraw it or surrender the Certificate or receive a distribution such as when your Certificate terminates or on the Final Date. In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules may apply if there is a death benefit reduction in the first 15 Certificate years, when a distribution may be subject to tax on an income-out-first basis if there is a gain in the Certificate (which is generally when your cash value exceeds the cumulative premiums you paid).

There may be an indirect tax upon the income in the Certificate or the proceeds of a Certificate under the Federal corporate alternative minimum tax, if you are subject to that tax.

LOANS

..  Loan amounts you receive will generally not be subject to income tax, unless your Certificate is or becomes a modified endowment contract or terminates. .. Interest on loans is generally not deductible.
.. If the Certificate terminates (upon surrender, cancellation, lapse, or the Final Date of replacement by your employer of your group coverage with other group coverage) while any Certificate loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Certificate distribution. Thus, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain. Please be advised that amounts borrowed and withdrawn reduce the Certificate's cash value and any remaining cash value of the Certificate may be insufficient to pay the income tax on your gains.

MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance contracts where the premiums paid during the first 7 years after the Certificate is issued, or after a material change in the Certificate, exceed tax law limits referred to as the "7-pay test." Material changes in the Certificate include changes in the level of benefits and certain other changes to the Certificate after the issue date. Reductions in benefits during a 7-pay period also may cause the Certificate to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

Due to the flexibility of the Certificates as to premiums and benefits, the individual circumstances of each Certificate will determine whether it is classified as a MEC.

If your Certificate is considered a modified endowment contract the following applies:
..  The death benefit will still generally be income tax free to your beneficiary, as discussed above.
.. Amounts withdrawn or distributed before the covered person's death, including (without limitation) loans, assignments and pledges, are treated as income first and subject to income tax (to the extent of any gain in the Certificate). All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.
.. An additional 10% income tax generally applies to the taxable portion of the amounts received before age 59 1/2, except generally if you are disabled or if the distribution is part of a series of substantially equal periodic payments made over life expectancy.
.. If a Certificate becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Certificate within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DIVERSIFICATION

In order for the Certificate to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Certificate. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Certificate owners of gains under their Certificates. In addition, if the Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

INVESTOR CONTROL

In some circumstances, owners of variable contracts who retain excessive control over the investment of the separate account assets underlying their contracts may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Certificates, we believe that the owner of a Certificate should not be treated as an owner of any assets in our Separate Account. We reserve the right to modify the Certificates to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Certificates from being treated as the owners of any underlying Separate Account assets.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, retained incidents of ownership at death, or made a gift transfer of the Certificate within 3 years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping transfer and other taxes.

Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and the estate tax was repealed in 2010 with a modified carryover basis for heirs.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the 2010 Act) has reinstated the estate and generation-skipping taxes through the end of 2012 with lower top rates and larger exemptions.

The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.

It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and generation-skipping transfer tax or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012. Absent Congressional action, the law governing estate, gift and generation-skipping transfer taxes will revert on January 1, 2013 to the law that was in place on June 7, 2001.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

WITHHOLDING

To the extent that Certificate distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance Certificates at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to the purchase of a Certificate.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Certificate. These changes may take effect retroactively. We reserve the right to amend the Certificate in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:
..  Possible taxation of cash value transfers between investment funds.
..  Possible taxation as if you were the owner of your allocable portion of the
   Separate Account's assets.
..  Possible limits on the number of investment funds available or the frequency of transfers among them.
..  Possible changes in the tax treatment of Certificate benefits and rights.

OTHER ISSUES RELATING TO GROUP VARIABLE UNIVERSAL LIFE

While "employee pay all" group variable universal life should generally be treated as separate from any Internal Revenue Code Section 79 Group Term Life Insurance Plan also in effect, in some circumstances group variable universal life could be viewed as being part of such a plan, possibly giving rise to adverse tax consequences. Finally, employer involvement and other factors determine whether group variable universal life is subject to the Employee Retirement Income Security Act ("ERISA").

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy owners since the Company is the owner of the assets from which the tax benefits are derived.

THE COMPANY'S INCOME TAXES

Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

RIGHTS WE RESERVE

We reserve the right to make certain changes if we believe the changes are in the best interest of our Certificate owners or would help carry out the purposes of the Certificate. We will make these changes in the manner permitted by applicable law and only after obtaining any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:
..  Operating the Separate Account in any other form that is permitted by applicable law.
..  Changes to obtain or continue exemptions from the 1940 Act.
.. Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.
.. Substituting Fund shares in an investment division for shares of another portfolio of a Fund or another fund or investment permitted by law.

..  Changing the way we assess charges without exceeding the aggregate amount of the Certificate's guaranteed maximum charges.
.. Making any necessary technical changes to the Certificate to conform it to the changes we have made.

Some such changes might require us to obtain regulatory or Policy owner approval. Whether regulatory or Policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. Circumstances that could influence our determination to make any change might include changes in law or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

OTHER CERTIFICATE PROVISIONS

[SIDEBAR: CAREFULLY REVIEW THE CERTIFICATE, WHICH CONTAINS A FULL DISCUSSION OF ALL ITS PROVISIONS.]

FREE LOOK PERIOD

You can return the Certificate or terminate an increase in the specified face amount during this period. The period ends on the later of:
.. 10 days after you receive the Certificate or, in the case of an increase, the revised Certificate (unless state law requires a longer specified period); and
.. 45 days after we receive the completed enrollment form or specified face amount increase request.

If you return the Certificate, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days. If you terminate an increase in the specified face amount, we will restore all Certificate values to what they would have been had there been no increase. We will also refund any premiums paid so that the Certificate will continue to qualify as life insurance under the federal income tax laws.

SUICIDE

Subject to applicable state law, if the covered person commits suicide within the first two Certificate years (or another period required by state law), your beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the beneficiary only the cost of any increase in specified face amount if the covered person commits suicide within two years of such increase.

EFFECT OF TERMINATION OF EMPLOYER PARTICIPATION IN THE GROUP POLICY

Your employer can terminate its participation in the Group Policy. In addition, we may also terminate your employer's participation in the Group Policy if either:
1. during any twelve month period, the total specified face amount for all Certificate Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum levels we establish (these levels are set forth in the Certificate), or

2. your employer makes available to its employees another life insurance product.

Both your employer and MetLife must provide ninety days written notice to the other as well as to you before terminating participation in the Group Policy. Termination means that your employer will no longer send premiums to us through payroll deduction and that no new Certificates will be issued to employees in your employer's group.

You will remain an Owner of your Certificate if:
.. you are an Owner of a Certificate that has become portable (as discussed below) not later than the Certificate monthly anniversary prior to termination of your employer's participation; or
.. you are an Owner who exercised the paid-up Certificate provision not later than the last Certificate monthly anniversary prior to notice being sent to you of the termination.

For all other Owners,
..  If your employer replaces your group coverage with another life insurance product that is designed to have cash value, .. we will terminate the Certificate and .. we will transfer your cash surrender value to the other life insurance product (or pay your cash surrender value to you if you are not covered by the new product). Any outstanding loan may be taxable.

.. If the other life insurance product is not designed to have cash value, .. we will terminate your certificate and .. we will pay your cash surrender value to you. In such case, the Federal income tax consequences to you would be the same as if you surrendered your Certificate.

If your employer does not replace your group coverage with another life insurance product, then, depending on the terms of the Certificate, .. you may have the option of choosing to become an Owner of a portable
   Certificate or a paid-up Certificate, and .. you may have the option of purchasing insurance based on the "conversion"
   rights set forth in the Certificate and of receiving the cash surrender value of the Certificate. If you choose the conversion rights, the insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate.

Instead of any of the above options, you may choose to apply the Certificate's cash surrender value to the purchase of an annuity product from MetLife upon termination of the Certificate.

PORTABLE CERTIFICATE: A Certificate becomes "portable" when an event specified in the Certificate occurs. These events may include:
..  termination of the payroll deduction plan with no successor carrier
..  other termination of the covered person's employment
.. the sale by your employer of the business unit with which the covered person is employed

If you become the Owner of a portable Certificate, the current cost of insurance may change, but it will never be higher than the guaranteed cost of insurance. Also, we may no longer consider you a member of your employer's group for purposes of determining cost of insurance rates and charges.

ASSIGNMENT AND CHANGE IN OWNERSHIP

You can assign the Certificate if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Administrative Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax advisor before making any change of ownership or other assignment.

REPORTS

Generally, you will promptly receive statements confirming your significant transactions such as:
..  Change in specified face amount;
..  Transfers among investment divisions (including those through Systematic
   Investment Strategies, which may be confirmed quarterly);
..  Partial withdrawals;
..  Loan amounts you request; and
..  Loan repayments and premium payments.

If your premium payments are made through a payroll deduction plan, we will not send you any confirmation in addition to the one you receive from your bank or employer.

We will also send you an annual statement generally within 30 days after a Certificate year. This statement will summarize the year's transactions and include information on:
..  Deductions and charges;
..  Status of the death benefit;
..  Cash and cash surrender values;
..  Amounts in the investment divisions and Fixed Account;
..  Status of Certificate loans;
.. Automatic loans to pay interest; and .. Information on your modified endowment contract status (if applicable)

We will also send you a Fund's annual and semi-annual reports to shareholders.

WHEN YOUR REQUESTS BECOME EFFECTIVE

Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Administrative Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)

A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.

A Valuation Date is each day on which the New York Stock Exchange is open for trading. Accordingly, if we receive your request, premium, or instructions after the close of regular trading on the New York Stock Exchange, or if the

New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request, premium, or instructions by the close of regular trading on the New York Stock Exchange, even if due to our delay (such as a delay in answering your telephone call).

If your employer's participation in the Group Policy is still in its first year, the effective time of premium allocation instructions and transfer requests you make in the Certificate enrollment form, or within 20 days of your Investment Start Date, is the end of the first Valuation Date after that 20 day period. During the 20 day period, all of your cash value is automatically allocated to our Fixed Account. Your Investment Start Date is the Date of Receipt of your first premium payment with respect to the Certificate, or, if later, the Date of Receipt of your enrollment form.

If your employer's participation in the Group Policy is not still in its first year, the Investment Start Date is the effective time of the allocation instructions you made in the Certificate enrollment form.

If your employer has determined to exchange your current insurance coverage for a MetLife Group Policy, there may be a delay between the effective date of the Certificate and the receipt of any cash value from the prior certificate for the 1035 exchange. At the sole discretion of MetLife, the premium attributable to the 1035 exchange may be credited interest from the Certificate effective date. In no case will transfers among the investment options for the premium attributable to the 1035 exchange be applied prior to the date of receipt.

The effective date of your Systematic Investment Strategies will be that set forth in the strategy chosen.

PAYMENT AND DEFERMENT

We can delay transfers, withdrawals, surrender and payment of Certificate loans from the Fixed Account for up to 6 months.

Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:
..  The New York Stock Exchange has an unscheduled closing.
..  There is an emergency so that we could not reasonably determine the investment experience of the Certificate.
.. The Securities and Exchange Commission determines that an emergency exists or by order permits us to do so for the protection of Certificate owners (provided that the delay is permitted under New York State insurance law and regulations).
.. With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.

We currently pay interest on the amount of insurance proceeds at 3% per year (or higher if state law requires) from the date of death until the date we pay the benefit.

We may withhold payment of surrender, partial withdrawals or loan proceeds if any portion of those proceeds would be derived from a Certificate Owner's check or from a preauthorized checking arrangement that has not yet cleared (i.e. that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Certificate owner's check or preauthorized checking arrangement has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Certificate owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

THIRD PARTY REQUESTS

Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Certificate owners, and who simultaneously makes the same request or series of requests on behalf of other Certificate owners.

EXCHANGE PRIVILEGE

If you decide that you no longer want to take advantage of the investment divisions in the Separate Account, you may transfer all of your money into the Fixed Account. No transaction charge will be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Certificate months (or within 24 Certificate months after a specified face amount increase you have requested, as applicable). In some states, in order to exercise your exchange privilege, you must transfer, without charge, the Certificate cash value (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy that we make available.

SALES OF CERTIFICATES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Group Policies and Certificates. MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 (the "34 Act") as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

DISTRIBUTING THE GROUP POLICIES AND CERTIFICATES

MLIDC enters into selling agreements with affiliated and unaffiliated broker-dealers who sell the Group Policies and Certificates through their registered representatives who are also licensed life insurance sales representatives. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"). New England

Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. MSI and our other affiliated broker-dealers are registered with the SEC as broker-dealers under the 34 Act and are also members of FINRA.

We reimburse MLIDC for expenses MLIDC incurs in distributing the Group Policies and Certificates, (e.g. commissions payable to the broker-dealers who sell the Group Policies and Certificates, including our affiliated broker-dealers).

COMMISSIONS AND OTHER COMPENSATION

MetLife sales representatives are sales representatives registered through MSI. We do not pay commissions to MetLife representatives for the sale of the Group Policies and Certificates, although they may earn certain incentive award credits. We may pay commissions to other registered broker-dealers (also referred to as selling firms) who have entered into selling agreements with us. Commissions or fees which are payable to a broker-dealer or third party administrator, including maximum commissions, are set forth in our schedules of group insurance commission rates. These commissions consist of:
..  Up to 15% of the cost of insurance, and may be based on the services provided by the broker-dealer or a third party administrator, and .. A per-Certificate payment, based on the total number of Certificates issued under a Group Policy.

We may require all or part of the commission to be returned to us by the broker-dealer if you do not continue the Certificate for at least two years.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 7% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period; and/or (4) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 7% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.

If you would like further information, ask your Intermediary or a MetLife representative for specific details concerning your Intermediary's compensation arrangement with MetLife.

The commissions do not result in a charge against the Group Policies or Certificates in addition to the charges already described elsewhere in this Prospectus.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Group Policies and Certificates.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Group Policies or the Certificates.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Certificate to government regulators.

FINANCIAL STATEMENTS

The financial statements of the Company and the financial statements comprising each of the Individual Investment Divisions of the Separate Account are contained in the Statement of Additional Information referred to on the back cover of this Prospectus. The financial statements of the Company should be considered only as bearing upon our ability to meet our obligations under the Certificate.

Additional information about the Group Policy, the Certificate and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-800-664-4885, by e-mailing us at our website, or by logging on to our website at www.metlifegvul.com. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling 1-800-664-4885.

In order to help you understand how the Certificate's values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the person insured under the Certificate and such factors as the specified face amount, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this Prospectus.

Information about the Group Policy, Certificates and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site as www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549.

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